Exhibit 99.1
PROXY — CPI INTERNATIONAL, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS—[•], 2010 The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders of CPI International, Inc. (the “Company”) and the accompanying proxy statement relating to the above-referenced Special Meeting, and hereby appoints each of O. Joe Caldarelli, Joel A. Littman and Robert A. Fickett, or any of them, with full power of substitution in each, as attorneys and proxies of the undersigned. Said proxies are hereby given authority to vote all shares of common stock of the Company that the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company, and at any and all continuations, adjournments or postponements thereof, on behalf of the undersigned on the matters set forth on the reverse side and in the manner designated thereon. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY. Important notice regarding Internet availability of proxy materials for the Special Meeting of Stockholders to be held on [•], 2010. The proxy statement is available at http://investor.cpii.com. (Continued, and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) FOLD AND DETACH HERE SPECIAL MEETING OF STOCKHOLDERS OF CPI INTERNATIONAL, INC. [•], 2010 If you have not voted by the internet or telephone, please date, sign and mail your proxy card in the envelope provided as soon as possible.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the date of the Special Meeting. VOTE BY INTERNET — www.[•] Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. VOTE BY PHONE — [•] Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [•]. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please Mark Here for Address Change or Comments SEE REVERSE SIDE PROPOSALS — The Board of Directors unanimously recommends a vote FOR the following proposals: FOR AGAINST ABSTAIN ITEM 1— To adopt the Agreement and Plan of Merger, dated as of May 8, 2010, as it may be amended from time to time, among CPI International, Inc., Comtech Telecommunications Corp. and Angels Acquisition Corp. FOR AGAINST ABSTAIN ITEM 2— To approve the adjournment of the Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the merger agreement at the Special Meeting. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTERS THAT ARE PROPERLY BROUGHT AT THE SPECIAL MEETING. Signature Signature Date NOTE: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in the full corporate name by a duly authorized officer, stating the officer’s title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person. FOLD AND DETACH HERE